Leases - Schedule of components of lease cost (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Lease, Cost [Abstract]
Operating lease cost	¥ 35,197	$ 4,957	¥ 37,447	¥ 34,785
Short-term lease cost	1,971	278	2,267	1,740
Amortization of ROU assets	0	0	0	3,846
Interest expense on lease liabilities	0	0	0	295
Sublease income	0	0	0	(187)
Total lease cost	¥ 37,168	$ 5,235	¥ 39,714	¥ 40,479